Deferred Tax Liabilities, Net	12 Months Ended
Dec. 31, 2020
Deferred Tax Liabilities, Net [Abstract]
DEFERRED TAX LIABILITIES, NET

Note 10 – DEFERRED TAX LIABILITIES, NET

The components of the deferred tax liabilities are as follows:

	December 31, 2020	December 31, 2019
Deferred tax liabilities, non-current
Unpaid accrued expenses	$72,834	$56,262
Warranty	98,847	49,594
Allowance for credit losses	357,080	263,566
Others	(603,965)	(658,109)
Deferred tax liabilities, non-current	(75,204)	(288,687)
Less: valuation allowance	-	-
Total deferred tax liabilities, non-current	$(75,204)	$(288,687)

Deferred taxation is calculated under the asset and liability method in respect of taxation effect arising from all timing differences, which are expected with reasonable probability to realize in the foreseeable future. The Company’s subsidiary registered in the PRC is subject to income taxes within the PRC at the applicable tax rate.